UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of the Company (the "Annual Meeting") was held on June 1, 2017, in Atchison, Kansas. At the Annual Meeting, the holders of 15,653,043 shares of the Company’s Common Stock were represented in person or by proxy and 254 shares of the Company’s Preferred Stock were represented in person or by proxy, constituting a quorum. The following matters were submitted to a vote of stockholders and the results of the vote were as follows:

1. Elect nine (9) directors.

(i) Group A directors by the holders of Common Stock

Director	For	Against	Abstentions	Broker Non-Votes
James L. Bareuther	13,193,560	24,280	26,142	2,408,968
Terrence P. Dunn	12,003,732	1,214,109	26,141	2,408,968
Anthony P. Foglio	13,212,586	5,254	26,142	2,408,968
Daryl R. Schaller	13,082,141	135,699	26,142	2,408,968

(ii) Group B directors by the holders of Preferred Stock

Director	For	Withheld	Broker Non-Votes
David J. Colo	254	0	0
Augustus C. Griffin	254	0	0
George W. Page, Jr.	254	0	0
Karen L. Seaberg	254	0	0
M. Jeannine Strandjord	254	0	0

2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

Class	For	Against	Abstentions	Broker Non-Votes
Common Stock	15,557,330	72,448	23,172	0
Preferred Stock	254	0	0	0

3. Adopt an advisory resolution to approve the compensation of the Company's named executive officers.

Class	For	Against	Abstentions	Broker Non-Votes
Common Stock	13,086,381	125,795	31,806	2,408,968
Preferred Stock	254	0	0	0

4. Conduct an advisory vote on the frequency of holding future advisory votes on executive compensation.

Class	Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
Common Stock	606,910	49,921	12,556,585	30,566	2,408,968
Preferred Stock	0	5	249	0	0

With respect to the foregoing proposal, the option to hold future advisory votes every one year received a majority of the votes cast at the Annual Meeting. Based on these results, the Company’s Board of Directors currently intends to hold an advisory vote on executive compensation every one year until after the next advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: June 5, 2017                By: /s/ Thomas K. Pigott
Thomas K. Pigott, Vice President and Chief Financial Officer